EXHIBIT 3.123

                      COMPOSITE MEMORANDUM OF ASSOCIATION

                                       OF

                            INTERNATIONAL MUSIC LTD.
--------------------------------------------------------------------------------
                   (hereinafter referred to as "the Company")


1. The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them

2.   We, the undersigned, namely,

     NAME           ADDRESS              BERMUDIAN     NATIONALITY    NUMBER OF
                                          STATUS                        SHARES
                                         (Yes/No)                     SUBSCRIBED

     Sutherland     Travellers Roost       Yes         British        001
     Arthur         Hastings Road
     MORRIS         Point Shares
                    Pembroke, Bermuda

     Dudley         Chaingate Hill         No          British        001
     Reginald       Devonshire
     COTTINGHAM


do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3.   The Company is to be an exempted  Company as defined by the  Companies  Act
     1981.

4. The Company has power to hold land situated in Bermuda not exceeding in all, including the following parcels-


                                       N/A


5. The authorised share capital of the Company is US$12,000.00 divided into 12,000 ordinary shares of US$1.00 each.

6.   The objects for which the Company is formed and incorporated are -

     See attached Schedule A

7.   The Company has the additional powers set out in Schedule B annexed hereto.

Signed by each subscriber in the presence of at least one witness attesting the signature thereof-



/s/ S. Arthur Morris                              /s/ S. Blackmore
-----------------------------                     ------------------------------
S. Arthur Morris                                  S. Blackmore


/s/ Dudley R. Cottingham                          /s/ S. Blackmore
-----------------------------                     ------------------------------
Dudley R. Cottingham                              S. Blackmore



-----------------------------                     ------------------------------



-----------------------------                     ------------------------------

       (Subscribers)                                        (Witnesses)


SUBSCRIBED this 13th day of June, 1996.

                                   SCHEDULE A

6.   The objects for which the Company is formed and incorporated are -

     (i) To act and to perform all the functions of a holding company in all its branches and to coordinate the policy and administration of any subsidiary company or companies wherever incorporated or carrying on business or of any group of companies which the Company or any subsidiary company is a member or which are in any manner controlled directly or indirectly by the Company;

     (ii) To  carry  on  the  businesses  of  entertainment  promoters,   sports
          promoters, artistes' managers and representatives in all or any spheres of entertainment and sport:

    (iii) To provide on such terms as may seem expedient all or any of' the management, secretarial, advertising, publicity, bookkeeping, merchandising, personal and social facilities and services required or used in connection with their professional engagements by artistes and others engaged in musical, theatrical, film, video, radio, television entertainment or sporting activities;

     (iv) To acquire copyrights, rights of production or presentation, licenses and concessions of any sort likely to be conducive to the objects of the company;

     (v) To employ persons to write, compose or adapt plays, films, video, radio, television productions, sketches, songs, music and dances;

     (vi) To print, publish, or cause to be printed or published any play, film, video. song, music or words of which the company has a copyright or right to publish, and to sell and distribute and deal with any matter so printed as the company may think fit, and to grant licenses or rights in respect of any property of the company or any other person or persons, firm or company;

    (vii) To enter into agreements  with authors or others for the  presentation
          of  films,   video,   radio  and   television   productions,   musical
          compositions, plays and other dramatic and musical entertainments;

   (viii) To carry on the businesses of music printers, copyists, publishers, booksellers, scenic artists, art decorators, contractors for the supply of scenery and the erection and fitting up of temporary or permanent stages, theatres or halls;

     (ix) To carry on the business of literary, theatrical, advertising, publicity, press and employment agents, and to undertake and execute any agency or agencies, and in particular for authors, dramatists, composers, actors, musicians, singers, entertainers, sports personalities, theatre proprietors and managers, film and television producers or others;

     (x) To carry on the business of producers and presenters of and dealers in plays, revues, opera, ballet, pantomimes, pageants, musical and dramatic works, and displays and entertainments of all kinds involving music of all kinds, the theatre, cinema, ice rinks, variety stage, radio, television, and other means of transmitting sound or pictorial effects, and to enter into any arrangements for the management, conduct and control of any such business or businesses, and for the supply of plays, opera and ballet works, dances, scripts, libretti, music, artistes, performers, musicians, materials and other facilities;

     (xi) To carry on the business of proprietors, lessees, licensees and managers of theatres, concert halls, cinemas, sports accommodation, courts and facilities, ice rinks, studios and other buildings and property;

    (xii) As set out in paragraphs (b) to (n) and (p) to (u) inclusive of the Second Schedule of the Companies Act 1981.

                                   SCHEDULE B

           (referred to in Clause 7 of the Memorandum of Association)


Re:  INTERNATIONAL MUSIC LTD.


(a) To borrow and raise money in any currency or currencies and to secure or discharge any obligation in any matter and in particular (without prejudice to the generality of the foregoing) by mortgages of or charges upon all or any part of the undertaking, property and assets present and future) and uncalled capital of the Company or by the creation and issue of securities.

(b) To enter into any guarantee, contract of indemnity or suretyship and in particular (without prejudice to the generality of the foregoing) to guarantee, support or secure, with or without consideration, whether by personal obligation or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or both such methods or in any other manner, the performance of any obligations or commitments, of, and the repayment or payment of the principal amounts of and any premiums, interest, dividends and other moneys payable on or in respect of any securities or liabilities of, any personal including (without prejudice to the generality of the foregoing) any company which is for the time being a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company or otherwise associated with the Company.

(c) To accept, draw, make, create, issue, execute, discount, endorse, negotiate bills of exchange, promissory notes, and other instruments and securities, whether negotiable or otherwise.

(d) To sell, exchange, mortgage, charge, let or rent, share of profit, royalty or otherwise, grant licenses, easements, options, servitude and other rights over, and in any other manner deal with or dispose of, all or any part of the undertaking, property and assets (present and future) of the Company for any consideration and in particular (without prejudice to the generality of the foregoing) for any securities.

(e) To issue and allot securities of the Company for cash or in payment or part payment toy any real or personal property purchased or otherwise acquired by the Company for any obligation or amount (even if less than the nominal amount of such securities) or for any other purpose.

(f) To grant pensions, annuities, or other allowances, including allowances on death, to any directors, officers or employees or former directors, officers or employees of the Company or any company which at any time is or was a subsidiary or a holding company or another subsidiary of a holding company of the Company or otherwise associated with the Company or of any predecessor in business of any of them, and to the relations, connections or dependents of any such persons, and to other persons whose service or services have directly or indirectly been of benefit to the Company or whom the Company considers have any moral claim on the Company or to their relations, connections or dependents, and to establish or support any associations, institutions, clubs, schools, building and housing schemes, funds and trusts, and to make payments toward insurance or other arrangements likely to benefit any such persons or otherwise advance the interests of the Company or of its Members, and to subscribe, guarantee or pay money for any purpose likely, directly or indirectly to further the interests of the Company or of its Members or for any national, charitable, benevolent, educational, social, public, general or useful object.


(g) The Company shall have, pursuant to Section 42 of the Companies Act 1981, the power to issue preference shares which are liable to be redeemed at the option of the holder.


(h) The Company shall have, pursuant to Section 42A of the Companies Act 1981, the power to purchase its own shares.

                             The Companies Act 1981

                                 SECOND SCHEDULE                 (Section 11(2))

A company may by reference include in its memorandum any of the following objects that is to say the business of:

     (a)  [intentionally omitted]

     (b)  buying, selling and dealing in goods of all kinds;

     (c)  designing and manufacturing of goods of all kinds;

     (d) mining and quarrying and exploration for metals, minerals, fossil fuels and precious stones of all kinds and their preparation for sale or use;

     (e) exploring for, the drilling for, the moving, transporting and refining petroleum and hydro carbon products including oil and oil products;

     (f) scientific research including the improvement, discovery and development of processes, inventions, parents and designs and the construction, maintenance and operation of laboratories and research centers;

     (g) land, sea and air undertakings including the land, ship and air carriage of passengers, mails and goods of all kinds;

     (h) ships and aircraft owners, managers, operators, agents, builders and repairers;

     (i) acquiring, owning, selling, chartering, repairing or dealing in ships and aircraft;

     (j)  travel agents, freight contractors and forwarding agents;

     (k)  travel agents, freight contractors and forwarding agents;

     (l)  dock owners, wharfingers, warehouse men;

     (m) ship chandlers and dealing in rope, canvas oil and ship stores of all kinds;

     (n)  all forms of engineering;

     (o)  [intentionally omitted]

     (p) farmers, livestock breeders and keepers, grazers. butchers, tanners and processors of and dealers in all kinds of live and dead stock, wool, hides, tallow , grain, vegetables and other produce;

     (q) acquiring by purchase or otherwise and holding as an investment inventions, patents, trade marks, trade names, trade secrets, designs and the like;

     (r) buying, selling, hiring, letting and dealing in conveyances of any sort;

     (s) employing, providing, hiring out and acting as agent for artists, actors, entertainers of all sorts, authors, composers, producers, directors, engineers and experts or specialists of any kind;

     (t) to acquire by purchase or otherwise and hold, sell, dispose of and deal in real property situated outside Bermuda and in personal property of all kinds wheresoever situated; and

     (u) to enter into any guarantee, contract of' indemnity or suretyship and to assure, support or secure with or without consideration or benefit the performance of any obligation of any person or persons and to guarantee the fidelity of individuals tilling or about to till situations or mist or confidence.

                               COMPOSITE BYE-LAWS

                                       OF

                            INTERNATIONAL MUSIC LTD.

                               COMPOSITE BYE-LAWS

                                       of

                            INTERNATIONAL MUSIC LTD.


                                      INDEX

SUBJECT                                                              Bye-Law No.
-------                                                              -----------

INTERPRETATION

Defined Terms                                                            1
Construction and meanings                                                2
Meaning of "in writing"                                                  3

DIRECTORS

Number of Directors                                                      4(1)
Power of Directors to fill vacancies                                     4(2)
Alternate Directors                                                      4(3)
Entitlement to notice                                                    4(4)
Alternate Director-ceasing to be                                         4(5)
Removal of Directors                                                     4(6)
Vacancy-filling                                                          4(7)
Vacancy-continuing to act                                                4(8)
Vacancy - by disqualification                                            5
Meetings of the Board                                                    6
Notice of Board Meetings                                                 7
Quorum                                                                   8(1)
Conference Telephone Meeting                                             8(2)
Voting Majority                                                          8(3)
Unanimous Written Resolutions                                            9
Contracts with the Company                                              10(1)
Remuneration of Directors                                               10(2)
Disclosure of interest                                                  10(3)
Disqualification from voting                                            10(4)
Validity of acts                                                        11

                                      INDEX

SUBJECT                                                              Bye-Law No.
-------                                                              -----------

GENERAL POWERS OF DIRECTORS

Power to manage and pay expenses                                        12(1)
Power to enter into contracts                                           12(2)
Power to appoint managing director
 or chief executive officer                                             12(3)
Power to appoint manager                                                12(4)
Power to authorize specific resolutions                                 12(5)
Power to appoint attorney                                               12(6)
Power to delegate to a committee                                        13(1)
Power to appoint and dismiss employees                                  13(2)
Power to borrow and charge property                                     14

OFFICERS

Officers required                                                       15(1)
Appointment                                                             15(2)
Remuneration                                                            15(3)
Appointment of Secretary                                                16
Chairman                                                                17
Duties of Secretary                                                     18
Duties of Officers                                                      19

MINUTES

Obligation of Directors to keep                                         20

MEETINGS

Annual General Meeting - requirements and notice                        21
Special General Meeting                                                 22
Failure or defect of notice                                             23
Members requisition                                                     24
Short notice                                                            25(1)
Waiver of notice                                                        25(2)
Postponement of Meeting                                                 25(3)

                                      INDEX

SUBJECT                                                              Bye-Law No.
-------                                                              -----------

Quorum for General Meeting                                              26(1)
Adjournment of Meetings                                                 26(2)
Conference telephone meetings26 (3)
Unanimous written resolutions                                           27
Voting majority                                                         28(1)
Voting - payment of calls28 (2)
Voting - show of hands                                                  28(3)
Decision of Chairman                                                    28(4)
Demand for a poll                                                       28(5)
Voting by poll                                                          28(6)
Manner of voting by poll                                                28(7)
Casting vote                                                            28(8)
Ballot paper on poll vote                                               28
Seniority of joint holders voting                                       30(1)
Instrument of proxy                                                     30(2)
Authorization of corporate representative                               30(3)

SHARE CAPITAL AND SHARES

Share capital                                                           31
Power of Directors to issue shares                                      32(1)
Redeemable preference shares                                            32(2)
Variation of share rights                                               32(3)
Registered holder                                                       32(4)
Finance for purchase of shares                                          32(5)
Employees share scheme                                                  32(6)
Changes to share capital                                                32(7)
Payment of dividends, etc.                                              33(1)
Death of one jointshareholder                                           33(2)
Distinguishing numbers on share certificates                            34(1)
Entitlement to share certificates                                       34(2)

CALLS ON SHARES

Power of Directors to make calls and impose interest                    35
Discretion of Directors on calls                                        36

                                      INDEX


SUBJECT                                                              Bye-Law No.
-------                                                              -----------

REGISTER OF MEMBERS AND
REGISTER OF DIRECTORS AND OFFICERS

Requirement to keep Register of Members                                 37(1)
Requirement to keep Register of Directors and Officers                  37(2)
Registers open to inspection                                            38
Directors determination of record date for Members                      39


TRANSFER OF SHARES

Instrument of transfer                                                  40
Power of Directors to refuse                                            41(1)
Notice of refusal to register                                           41(2)
Directors may require further evidence                                  42
Joint shareholders                                                      43


TRANSMISSION OF SHARES

Executors or administrators - position of                               44
Registration of Member or nominee                                       45

FORFEITURE OF SHARES

Notice of forfeiture                                                    46
Continuing liability of Member                                          47

DIVIDENDS

Declaration by Directors                                                48(1)
Other distributors                                                      48(2)
Reserve fund                                                            49
Deductions from dividends                                               50

CAPITALIZATION

Issue of bonus shares; paying up shares                                 51

                                      INDEX

SUBJECT                                                              Bye-Law No.
-------                                                              -----------


ACCOUNTS AND FINANCIAL STATEMENTS

Requirement to be kept                                                  52
Financial Year End                                                      53
Financial statements                                                    54

AUDIT

Appointment of Auditor                                                  55
Eligibility to act as Auditor                                           56
Remuneration of Auditor                                                 57
Vacation of office of Auditor                                           58
Access to Company books                                                 59
Auditor's Report                                                        60

NOTICES

Notices to Members and Directors and Officers                           61
Notices to joint Members                                                62
Time of delivery                                                        63

COMPANY SEAL

Affixation - requirements for                                           64(1)
Duplicate seals                                                         64(2)

INDEMNITY

Directors, officers, liquidator, etc.
  indemnified                                                           65(1)
Waiver of claim by Members                                              65(2)

WINDlNG-UP

Division and distribution by liquidator                                 66

ALTERATION OF BYE-LAWS

Approval by Directors and confirmatiaon
   by Members                                                           67

                            INTERNATIONAL MUSIC LTD.

                                 INTERPRETATION

1. In these Bye-laws the following words and expressions shall, where not inconsistent with the subject or context, have the following meanings, respectively:

     (a) "Act" means the Companies Act 1981 of Bermuda as amended from time to time;

     (b)  "Auditor" includes any individual or partnership;

     (c) "Board" means the Board of Directors of the Company or the directors present at a meeting of Directors at which there is a quorum;

     (d) "Company" means INTERNATIONAL MUSIC LTD. incorporated under the Act on the 25th day of June, 1996;

     (e)  "elect means "appoint" and vice versa;

     (f) "Member" means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires;

     (g) "notice" means written notice unless otherwise specifically stated and as further defined in these Bye-laws;

     (h) "Seal" means the common seal of the Company and includes any duplicate thereof;

     (i) "Secretary" means the person appointed to perform the duties of Secretary of the Company and includes any Assistant or Acting Secretary; and

     (j) "these Bye-laws" means these Bye-laws in their present form or as from time to time amended.

2. In these Bye-laws, the following words and expressions shall, where not inconsistent with the subject or context, have the following meanings. respectively:

     (a) a corporation shall be deemed to be present in person if its representative duly authorised pursuant to the Act, is present;

     (b) words importing the plural number shall be deemed to include the singular number and vice versa;

     (c) words importing the masculine gender also include the feminine gender and neuter gender;

     (d) words importing persons include companies or associations or bodies of persons whether corporate or not;

     (e)  the word:

          (i)  "may" shall be construed as permissive; and

          (ii) "shall" shall be construed as imperative:

     (f) the word "Director" includes any Alternate Director to the extent set out in Bye-law 4(3); and

     (g) words or expressions contained in these Bye-laws shall bear the same meaning as in the Act;

3. Expressions referring to writing shall, unless the contrary intention appears, be construed as including printing, lithography, facsimile, photography and other modes of representing words in a legible and non-transitory form.

                                    DIRECTORS

4. (1) The business of the Company shall be managed and conducted by a Board of Directors consisting of not less than two (2) or such number in excess thereof as the Members may from time to time determine who shall be elected or appointed in the first place at the Statutory Meeting and thereafter at the Annual General Meeting and who shall hold office until the next Annual General Meeting or until their successors are elected or appointed, and any General Meeting may authorise the Board to fill any vacancy in their number left unfilled at a General Meeting.


     (2) The Board shall have the power from time to time and at any time to appoint a person to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any Director, provided that if no quorum of Directors remains in office, any such vacancy shall be filled by the Members in General Meeting.

     (3) Any General Meeting of the Company may appoint a person or persons to act as a Director or Directors in the alternative to any of the Directors of the Company or any such Alternate Director may be appointed by the Director for whom he is to be appointed giving notice of such appointment to the Secretary; any person so appointed shall have all the rights and powers of the Director for whom he is appointed in the alternative except that he shall not be entitled to attend or vote at any meeting of the Board otherwise than in the absence of such director and shall only be subject to the provisions of the Act and these Bye-laws insofar as they relate to Directors when performing the functions of the Director for whom he is appointed.

     (4) An Alternate Director shall, subject to his giving the Company an address at which notices may be served upon him, be entitled to receive notices of all Meetings of the Board and to attend and vote as a Director at any such Board Meeting at which the Director for whom he was appointed is not personally present and generally to perform at such Meeting all the functions of the Director for whom he was appointed in the absence of that Director.

     (5) An Alternate Director shall immediately cease to be such if the Director for whom he was appointed ceases for any reason to be a Director but may be re-appointed in accordance with Bye-law 4(3) as alternate to the person appointed to fill the vacancy in accordance with Bye-law 4(2). An Alternate Director may be removed at any time by the body or Director (as the case may be) which appointed him. The removal of an Alternate Director shall be effected by notice left with the Secretary and given to the Alternate Director concerned.

     (6) Subject to any provision to the contrary in these Bye-laws the Members may, at any Special General Meeting convened and held in accordance with these Bye-laws, remove a Director at any time provided that the notice of any such Meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director at least fourteen (14) days before the Meeting and at such Meeting such Director shall be entitled to be heard on the motion for his removal.

     (7) A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 4(6) may be filled by the election or appointment of a person by the Members at the General Meeting at which such Director is removed, such person to hold office until the next Annual General Meeting or until his successor is elected or appointed or, in the absence of such election or appointment, the Members at such General Meeting may authorise the Board to fill any vacancy in their number left unfilled.

     (8) The Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to Bye-law 8 as the necessary quorum of Directors, the continuing Directors or Director may act only for the purpose of (i) summoning a General Meeting of the Members or (ii) preserving the assets of the Company.

5.   The office of Director shall be vacated if the Director:

     (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director under any provision of law;

     (b) becomes bankrupt or makes any arrangement or composition with his creditors generally;

     (c)  becomes of unsound mind or dies; or

     (d)  resigns his office by notice in writing to the Company.

6. The Board may meet for the transaction of business, adjourn and otherwise regulate their Meetings as they see fit.

7. A Meeting of the Board may be convened by the Secretary or by any two (2) Directors. The Secretary shall convene a Meeting of the Board of which notice may be given by telephone or otherwise, whenever he shall be required so to do by the President or Vice President (or Chairman or Deputy Chairman, as the case may be) or any two (2) Directors.

8. (1) The quorum necessary for the transaction of business at a Meeting of the Board may be fixed by the Directors and, unless so fixed, shall be two
     (2) Directors present in person.

     (2) Any Meeting of the Board or any Committee of the Board may be held by means of such telephone, electronic or other communication facilities which permit all persons participating in the Meeting to communicate with each other simultaneously and instantaneously and participation by any person at any such Meeting by such means shall constitute presence in person by such person at such Meeting.

     (3) A resolution put to the vote at a Meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

9. A resolution in writing signed by all the Directors shall be as valid and effectual as if it had been passed at a Meeting of the Board duly called and constituted.

10. (1) Any individual who is a Director or his firm, partner or a company with whom he is associated may act in a professional capacity for the Company and he or his firm, partner or such company shall be entitled to remuneration for professional services as if he were not a Director, provided that nothing herein contained shall authorise a Director or the firm, partner or such company of such Director to act as auditor of the Company.

     (2) The remuneration of the Directors shall be determined by resolution of the Members and shall be deemed to accrue from day to day. The Directors may also be paid all traveling, hotel and other expenses properly incurred by them in attending and returning from Meetings of the Board or any committee of the Directors or General Meetings of the Members or in connection with the business of the Company.

     (3) A Director who is in any way interested in a contract or proposed contract with the Company shall declare the nature of his interest as required by the Act.

     (4) Unless disqualified by the chairman of the relevant Board Meeting a Director may vote in respect of any contract or arrangement in which he is interested and may be counted in the quorum.

11. All actions taken bona fide at any Meeting of the Board or by a Committee of the Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, be as valid as if every such person had been duly appointed.

                           GENERAL POWERS OF DIRECTORS

12. (1) In managing the business of the Company the Directors may pay all expenses incurred in promoting and incorporating the Company and may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Members in General Meeting; subject, nevertheless, to any of these Bye-laws, to the provisions of any statute and to such regulations, being not inconsistent with these Bye-laws or provisions and as may be prescribed by the Members in General Meeting; but no regulation made by the Members in General Meeting shall invalidate any prior act of the Directors which would have been valid if that regulation had not been made.

     (2) Any person contracting or dealing with the Company in the ordinary course of business shall be entitled to rely on any written or oral contract or agreement or deed, document or instrument entered into or executed as the case may be by any two of the Directors acting jointly on behalf of the Company and the same shall be deemed to be validly entered into or executed by the Company as the case may be and shall, subject to any rule of law, be binding on the Company.

     (3) The Board may from time to time appoint one or more of their body to the office of managing director or chief executive officer of the Company who, subject to the control of the Board, shall in general supervise and administer all of the business and affairs of the Company. The Directors may entrust to and confer upon such managing director or chief executive officer any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit and either collaterally with or to the exclusion of their own powers and may from time to time revoke, withdraw, alter or vary all or any of such powers.

     (4) The Board may appoint some person or persons to act as manager of the Company's day-to-day business and may entrust to and confer upon such manager such powers and duties as they deem appropriate for the transaction or conduct of such business and the Directors shall not be responsible for the negligence or default of any such person if employed in good faith.

     (5) The Board may from time to time and at any time authorise any Director or Officer to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

     (6) The Board may from time to time and at any time by power of attorney appoint any company, firm, or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors) and for such period and subject to such conditions as they may think fit; and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney or attorneys may, if so authorised under the Seal of the Company, execute any deed or instrument under their personal seal with the same effect as the affixation of the Company Seal,

13. (1) The Board may delegate any of their powers to a committee consisting of two or more of the Directors together with such other persons as the Board may appoint, but every such committee shall conform to such directions as the Board shall impose on them.

     (2) The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

14. The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

                                    OFFICERS

15. (1) The Officers of the Company shall consist of a President and a Vice President, (or a Chairman and a Deputy Chairman), the Secretary and such additional Officers as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of the Act and these Bye-laws.

     (2) The Board shall, as soon as possible after the Statutory Meeting of Members and thereafter whenever such offices shall he vacant elect one of their number to be President or Chairman of the Company and another of their number to be Vice President or Deputy Chairman; and, if more than one Director is proposed for either of these officers, the election to such office shall take place in such manner as the Directors may determine.

     (3) The Officers shall receive such remuneration as the Directors may from time to time determine.

16. The Secretary and additional Officers, if any, shall be appointed by the Board and shall hold office during the pleasure of the Board.

17. The President (or the Chairman, as the case may be), shall act as chairman at all General Meetings of the Members and of the Directors at which he is present. in his absence, the Vice President (or the Deputy Chairman, as the case may be) shall be chairman and, in the absence of both of them, a chairman shall be elected by those present at the Meeting.

18. The Secretary shall attend all General Meetings of the Members and of the Directors and shall keep correct minutes of such Meetings and enter the same in The proper books provided for the purpose. He shall perform such other duties as are prescribed by the Act or these Bye-laws or as may be prescribed by the Board.

19. The Officers of the Company shall have such powers and perform such duties in respect of the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

                                     MINUTES

20. The Board shall cause Minutes to be duly entered in books provided for the purpose:

     (a)  of all elections and appointments of Officers;

     (b) of the names of the Directors present at each Meeting of the Board and of any Committee of the Directors; and

     (c) of all resolutions and proceedings of General Meetings of the Members, Meetings of the Board and Meetings of Committees of the Directors.

                                    MEETINGS

21. The Annual General Meeting of the Members of the Company shall be held in each year other than the year of incorporation at such time and place as the President or Vice President (or the Chairman or Deputy Chairman, as the case may be) or, failing them, the Board shall appoint. At least five (5) days notice of such Meeting shall be given to the Members, the Directors and any other person entitled thereto stating the date, place and time at which the Meeting is to be held, that the election of Directors will take place thereat and, as far as practicable, the other objects of the Meeting.

22. The Directors may convene a Special General Meeting of the Members whenever in their judgment such a Meeting is necessary, upon not less than five (5) days notice thereof which shall be given to the Members, the Directors and any other person entitled thereto, which notice shall state the time, place and the general nature of the business to be considered at the Meeting.

23. The accidental omission to give notice of a Meeting to, or the non-receipt of notice of a Meeting by, any person entitled to receive notice shall not invalidate the proceedings at that Meeting.

24. Members holding not less than one-tenth (1/10th) part in value of the issued and outstanding shares of the Company shall at all times have the right, by written requisition to the President or Vice President (or the Chairman or Deputy Chairman, as the case may be) or the Secretary of the Company, to require a Special General Meeting to be called by the Directors for the transaction of any business specified in such requisition; and such Meeting shall be held within two (2) months after the deposit of such requisition. It within twenty-one (21) days of such deposit, the Directors fail to proceed to convene such Meeting, the requisitionists themselves may do so in accordance with the relevant provisions of the Act.

25. (1) A General Meeting of the Members shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed (i) in the case of an Annual General Meeting, by all the Members entitled to attend and vote thereat; and (ii) in the case of a Special General Meeting, by a majority in number of the Members having a right to attend and vote at the Meeting, being a majority together holding not less than ninety-five (95%) percent in nominal value of the issued and outstanding shares giving a right to attend and vote thereat.

     (2) Any Member, in person or by duly authorised attorney, may waive notice of any General Meeting.

     (3) The Directors may postpone any General Meeting called in accordance with the provisions of Bye-laws 21 or 22, provided that notice of postponement is given to each Member not less than forty-eight (48) hours before the time for such Meeting; and provided further that fresh notice of the date, time and place for the postponed Meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

26. (1) At any General Meeting of the Members, two (2) individuals, each a Member, a corporate representative or a proxy holder and entitled to vote at such Meeting, present throughout the Meeting shall form a quorum for the transaction of business provided that if the Company shall have only one Member, that Member present in person or by proxy shall form a quorum for the transaction of business. If, within half an hour from the time appointed for the Meeting, a quorum is not present, the Meeting shall stand adjourned to the same day two (2) weeks later, at the same time and place or to such other day, time or place as the President or Chairman, Vice President or Deputy Chairman or any Director attending at the appointed time may determine.

     (2) The chairman may, with the consent of any General Meeting of the Members at which a quorum is present (and shall, if so directed by the Meeting), adjourn the Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting other than the business left unfinished at the Meeting from which the adjournment took place, unless notice of such new business and of the adjourned Meeting has been given as in the case of an original Meeting. Save as aforesaid, it shall not be necessary to give any notice of the adjourned Meeting or of the business to be transacted at the adjourned Meeting, save and except for a Meeting adjourned sine die, in which case notice of the adjourned Meeting shall be given as in the case of an original Meeting.

     (3) A General Meeting of the Members may be held by means of such telephone, electronic or other communication facilities which permit all persons participating in the Meeting to communicate with each other simultaneously and instantaneously and participation by any person at any such Meeting by such means shall constitute presence in person by such person at such Meeting.

27. (1) Except where the Act or these Bye-laws expressly requires that a General Meeting of Members be held for a particular purpose or in particular circumstances or that a particular mater be dealt with by the Members at a General Meeting, a resolution in writing (which may be in counterparts) which does not relate to such particular purpose, circumstances or matter signed by all of the Members who at the date of the resolution would be entitled to attend a General Meeting and vote on the resolution, shall be as valid and effectual as if it had been passed by a General Meeting duly called and constituted.

     (2) The date of any resolution passed pursuant to Bye-law 27(1) shall be the date that it is signed by the last member to sign it.

28. (1) Subject to the relevant provisions of the Act, at any General Meeting of the Members, any question proposed for the consideration of the Members shall be decided on a simple majority of the votes cast by the holders of the outstanding voting shares, in accordance with the provisions of these Bye-laws.

     (2) No Member shall be entitled to vote at any General Meeting, whether in person or by proxy, unless he has paid all the calls on all shares held by him.

     (3) At any General Meeting a resolution put to the vote of the Meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of Bye-law 28(5), every Member present in person or by proxy shall be entitled to one vote.

     (4) At any General Meeting of the Members a declaration by the chairman that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the Minutes of the proceedings of the Members shall, subject to the provisions of Bye-law 28(5), be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against such question.

     (5) Notwithstanding the provisions of Bye-laws 28(3) and 28(4), at any General Meeting it shall be lawful, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in Bye-law 28(3)) for a poll to be demanded by any of the following persons:

     (a)  the chairman of such Meeting;

     (b)  at least three (3) Members present in person or represented by proxy;

     (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth (1/10th) of the total voting rights of all the Members having the right to vote at such Meeting; or

     (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such Meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth (1/10th) of the total sum paid up on all such shares conferring such right.

     (6) Where, in accordance with the provisions of Bye-law 28(5), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every Member present in person or by proxy at such Meeting shall have one vote for each share of which he is the holder and such vote shall be counted in such manner as the chairman may direct and the result of such poll shall be deemed to be the resolution of the Meeting at which the poi1 was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

     (7) A poll demanded in accordance with the provisions of Bye-law 28(5), for the purpose of electing a chairman or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with, pending the taking of the poll.

     (8) In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the Meeting at which such show of hands takes place or at which such poll is demanded, shall be entitled to a second or casting vote.

29. Where a vote is taken by poll, each Member or proxy holder entitled to vote shall be furnished with a ballot paper on which he shall record his vote in such manner as shall be determined at the Meeting having regard to the nature of the question on which the vote is taken and any vote cast in such a poll by telephone, electronic or other communication facility shall be recorded by the chairman or a person appointed by him for that purpose on such a ballot paper. Each ballot paper on which a vote is so recorded shall be signed or initialled or otherwise marked so as to identify the voter. At the conclusion of the poll, the ballot papers shall be examined by a committee of not less than two (2) Members appointed for the purpose and the result of the poll shall be declared by the chairman.

30. (1) In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register of Members.

     (2) A proxy holder need not be a Member of the Company. The instrument appointing a proxy shall be in writing in the form, or as near thereto as circumstances admit, of Form "D" in the Schedule hereto under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of a duly authorised officer or attorney. The decision of the chairman of any General Meeting as to the validity of any instrument of proxy shall be final.

     (3) A corporation which is a Member of the Company may, by resolution of its Directors, authorise such person as it thinks fit to act as its representative at any General Meeting of the Members of the Company, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Member of the Company, and the attendance at a General Meeting of such an authorised person shall constitute the presence in person of the corporate Member in question.

                            SHARE CAPITAL AND SHARES

31. The holders of the ordinary shares shall be entitled to rank pari passu in all respects with each other holder of the ordinary shares. The Company may purchase the ordinary shares for cancellation in accordance with the relevant provisions of the Act.

32. (1) Subject to these Bye-laws or any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Directors shall have power to issue any unissued shares of the Company on such terms and conditions as they may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as may from time to time be prescribed by resolution of the Members.

     (2) Subject to the relevant provisions of the Act, any preference shares may be issued or converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may, by resolution of the Members, determine.

     (3) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths (3/4ths) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate General Meeting of the holders of the shares of the class in accordance with the relevant provisions of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

     (4) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and, accordingly, shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

     (5) Except as expressly permitted by the relevant provisions of the Act, the Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any person of or for any shares in the Company.

     (6) The Company may provide money for the purchase of shares in the Company or its holding company in accordance with an employees share scheme as contemplated and permitted by the relevant provisions of the Act and may require or allow the sale of such shares to the Company when an employee ceases to be employed by the Company.

     (7) The Members in General Meeting may from time to time by resolution alter the conditions of its Memorandum of Association so as to increase, alter or reduce its share capital in accordance with the relevant provisions of the Act.

33. (1) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the relevant Member at his address in the Register of Members or, in the case of joint holders, to such address of the Member first named in the Register of Members, or to such person and to such address as the Member or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one such person can give an effectual receipt for any dividend payable in respect of such shares.

     (2) Where two or more persons are registered as joint holders of a share or shares then, in the event of the death of any joint holder or holders, the remaining joint holder or holders shall be absolutely entitled to the said shares and the Company shall recognise no claim in respect of the estate of any joint holder, except in the case of the last survivor of such joint holders.

34. (1) Unless otherwise determined by the Board, the certificates of the shares of the Company need not have distinguishing numbers.

     (2) Every Member shall be entitled to a certificate under the Seal of the Company (or a facsimile thereof) specifying the shares held by him and whether the same are fully paid up and, if not, how much has been paid thereon. If any such certificate shall be proved to the satisfaction of the Directors to have been worn out, lost, mislaid or destroyed, the Directors may cause a new certificate to be issued and request an indemnity for the lost certificate, if they see fit.

                                 CALLS ON SHARES

35. The Board may from time to time make such calls as they think fit upon the Members in respect of all moneys unpaid on the shares allotted to or held by them and, if a call is not paid on or before the day appointed for payment thereof, the Member who has not paid such call may, at the discretion of the Board, be liable to pay the Company interest on the amount of such call at such rate of interest as the Board may determine, from the date when such call was payable up to the actual date of payment. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

36. The Board may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

                             REGISTER OF MEMBERS AND
                       REGISTER OF DIRECTORS AND OFFICERS

37. (1) The Company shall keep in one or more books a Register of its Members and shall enter therein the following particulars with respect to each Member;

          (a) the name and address of each Member, the number of shares held by him and the amount paid or agreed to be considered as paid on such shares;

          (b) the date on which each person was entered in the Register of Members; and

          (c)  the date on which any person ceased to be a Member.

     (2) The Company shall keep in one or more books a Register of its Directors and Officers and shall enter therein the following particulars with respect to each of its Directors, each President, Vice-President, Chairman and Deputy Chairman who is also a Director and the Secretary:


          (a)  his present first name and surname;

          (b)  his address: and

          (c) in the case of a local company, whether he possesses Bermudian status.

38. The Register of Members and the Register of Directors and Officers shall be open to inspection at the office of the Company between 10:00 a.m. and 12:00 Noon on every business day. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty (30) days in each year.

39. Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

          (a) determining the Members entitled to receive any dividend and such record date may be on, or not more than, thirty (30) days before or after any date on which such dividend is declared; and

          (b) determining the Members entitled to receive notice of and to vote at any General Meeting of the Company.

                               TRANSFER OF SHARES

40. The instrument of transfer of any share of the Company shall be in the form, or as near thereto as circumstances admit, of Form "A" in the Schedule hereto. The Transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

41. (1)The Directors may, in their absolute discretion and without assigning any reason therefor, refuse to register the transfer of a share.

     (2) If the Directors refuse to register a transfer of any share, the Company shall, within three (3) months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

42. The Board may refuse to recognise any instrument of transfer, unless it is accompanied by the certificate of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

43. The joint holders of any share or shares may transfer such share or shares or any one or more of them to one or more of such joint holders; and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

                             TRANSMISSION OF SHARES

44. In the case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representative(s) of the deceased where he was a sole holder, shall be the only person(s) recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by him with other persons. Subject to the relevant provisions of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member, or such other person as the Board may in their absolute discretion decide as being properly authorised to deal with a share of a deceased Member.


45. Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may, instead of being registered himself, elect to have some person named by him registered as a transferee of such share and, in such case, the person becoming entitled shall execute to his nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form "B" in the Schedule hereto; and on the presentation thereof to the Board accompanied by such evidence as they may require to prove the title of the transferor, the transferee shall be registered as a Member, but the Board shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that Member before his death or bankruptcy, as the case may be.

                              FORFEITURE OF SHARES

46. If any Member fails to pay on the day appointed for payment thereof any call in respect of any share allotted to or held by him, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice similar to Form "C" in the Schedule hereto and, if the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof (at a rate determined by the Directors) be forfeited by a resolution of the Directors to that effect, and such share shall thereupon become the property of the Company and be disposed of as the Board shall determine.

47. A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

                                    DIVIDENDS

48. (1) Subject to the relevant provisions of the Act, the Board may from time to time declare and cause dividends (including such interim dividends as may appear to the Board to be justified by the financial position of the Company) to be paid by the Company to the Members in proportion to the number of shares held by them, and any such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.


     (2) The Members in General Meeting may declare or may authorise the Board to make such other distributions (in cash or in specie) to the Members as may be lawfully made, but no such distributions shall exceed the amount recommended by the Board.

49. The Board may from time to time before declaring a dividend set aside out of the surplus or profits of the Company such sum as they think proper as a reserve fund to be used to meet contingencies or for equalising dividends or for any other special purpose.

50. The Board may deduct from the dividends or distributions payable to any member all money due by him to the Company on account of calls or otherwise.

                                 CAPITALISATION

51. The Members in General Meeting may, on the recommendation of the Board, resolve that it is desirable to capitalise:

     (a) any part of the amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts, or to the, credit of the profit and loss account or otherwise available for distribution, by applying such sum in paying up unissued shares, to be allotted as fully paid bonus shares pro rata to the Members of the Company; and

     (b) any sum on reserve account or sums otherwise available for distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or such distribution; and the Directors shall give effect to any such resolution.

                        ACCOUNTS AND FINANCIAL STATEMENTS

52. In accordance with the requirements of the Act, the Company shall cause to be kept proper records of account with respect to all receipts and expenditures, all sales and purchases and the assets and liabilities of the Company for the time being and such records of account shall be kept at the registered office of the Company or, subject to the relevant provisions of the Act, at such other place as the Board thinks fit and shall be open to the inspection of the Directors during normal business hours.

53. The financial year end of the Company may be determined by resolution of the Board and, failing such resolution, shall be the 31st day of December in each year.

54. in accordance with the requirements of the Act, audited financial statements of the Company for the immediately preceding completed financial year, shall be laid each year before the Members in General Meeting; provided that such laying of audited financial statements may be waived by agreement of all Members and Directors.

                                      AUDIT

55. Subject to the ability of all of the Members and Directors by agreement to waive the requirement to appoint an auditor in accordance with the relevant provisions of the Act, at each Annual General Meeting an independent representative of the Members shall be appointed by them as Auditor of the Company and such Auditor shall hold office until the Members appoint another Auditor or until he retires or is replaced in accordance with the Act.

56.  Any  Auditor  appointed  pursuant  to  Bye-law  55 may be a Member,  but no
     Director  or  Officer  or  employee  of  the  Company  shall,   during  his
     continuance in office, be eligible to act as an Auditor of the Company.

57. The remuneration of the Auditor shall be fixed by the Members in General Meeting or in such other manner as the Members may determine.

58. If the office of Auditor becomes vacant by the resignation or death of the Auditor or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall as soon as practicable convene a Special General Meeting to fill the vacancy.

59. The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto; and he may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

60. Unless such requirement is waived as provided for by Bye-law 54, the financial statements of the Company required to be laid before the Members in General Meeting shall be audited by the Auditor, which audit shall be made in accordance with generally accepted auditing standards and the report of the Auditor thereon together with such audited financial statements shall be submitted to the Members in General Meeting in accordance with the relevant provisions of the Act.

                                     NOTICES

61. A notice may be given by the Company to any Member or any Director or Officer either by delivering it to him in person or by sending it to his address in the Register of Members or the Register of Directors and Officers, respectively, or to such other address given for the purpose. For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile or any other method now known or hereafter invented for transmitting written telecommunication in legible and permanent form.

62. Any notice required to be given to the Members shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all such persons.

63. Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

                               SEAL OF THE COMPANY

64. (1) The Seal of the Company shall be kept in Bermuda and shall not be affixed to any instrument except over the signature of a Director and the Secretary or any two Directors or the signature of some person appointed by the Directors for the purpose; provided that the Secretary may affix the Seal of the Company over his signature only to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by him and to any instrument which a Meeting of the Board has specifically approved beforehand.

     (2) The Directors may authorise the keeping of one or more duplicate Seals of the Company for use in any territory or place, and any deed or other document to which any such duplicate seal is duly affixed shall bind the Company as if it had been sealed with the Seal of the Company.

                                    INDEMNITY

65. (1) The Directors, Secretary and other Officers for the time being of the Company and the Liquidator or Trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and every one of their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets and profits of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their or any of their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, in their respective offices or trusts; and none of them shall be answerable for the acts, receipts, neglects or defaults of the other or others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged, or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; provided that this indemnity shall not extend to any liability in respect of any wilful negligence, wilful default, fraud or dishonesty which may attach to any of said persons.

     (2) Each Member agrees to waive any claim or right of action he might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action in the performance of his duties with or for the Company; provided that such waiver shall not extend to any liability in respect of any wilful negligence, wilful default, fraud or dishonesty which may attach to such Director.

                                   WINDING-UP

68. If the Company shall be wound up, the Liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The Liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the Liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

                             ALTERATION OF BYE-LAWS

67. No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and confirmed by a resolution of the Members in General Meeting.

                         SCHEDULE TO COMPOSITE BYE-LAWS

                                     FORM A

                          TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED (fill in amount for purposes of stamp duty, if applicable) I, (name in full of transferor), hereby sell, assign and transfer unto (name in full of transferee) of (address) (number of shares) shares of the capital stock of (Name of Company) represented by the attached certificate.


WITNESS our hands this _____ day of ______________________, 19__.


Witness Sign Here:                         ______________________________
                                                    (Transferor)

Witness Sign Here:                         ______________________________
                                                    (Transferee)

                                     FORM B

                              TRANSFER BY A PERSON
                              BECOMING ENTITLED ON
                                DEATH OF A MEMBER

I, (or we) having become entitled in consequence of the death of (name of the deceased Member) to (number) share (or shares) numbered (number(s) in figures) standing in the Register of Members of (Name of Company) in the name of the said (name of deceased Member) instead of being registered myself (or ourselves) elect to have (name of transferee) registered as a transferee of such share (or shares) and I (or we) do hereby accordingly transfer the said share (or shares) to the said (name of transferee) to hold the same unto the said (name of transferee), his executors, administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and I (or we) the said (name of transferee) do hereby agree to take the said share (or shares) subject to the same conditions.

WITNESS our hands this ____ day of ___________, 19__.

Signed by the above-named          )
(person or persons entitled)       )
in the presence of                 )       _________________________________
                                             Signature of Transferor

Signed by the above named          )
(person or persons entitled)       )
in the presence of                 )       _________________________________
                                             Signature of Transferee

                                     FORM C

                               NOTICE OF LIABILITY
                                TO FORFEITURE FOR
                               NON PAYMENT OF CALL

To: (Name of shareholder who has failed to pay call on shares).

You have failed to pay the call in the amount of (amount of call) made on the _______ day of ____________ 19__, in respect of the (number) share (or shares) numbered (numbers in figures) standing in your name in the Register of Members of (Name of Company) on the _______ day of _____________ 19__, the day appointed for payment of such call. You are hereby notified that unless you pay such call, together with interest thereon at the rate of ____________ per annum computed from the said ______ day of _____________ 19__, on or before the ______ day of ______________ 19__, at the registered office of the said Company, the said share (or shares) will be liable to be forfeited.


Dated this ______ day of ___________,19__.



                              ____________________________________
                              (Signature of Secretary)
                              By Order of the Directors
                              (Name of the Company)